PAX WORLD FUNDS SERIES TRUST I

PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND

Supplement Dated August 1, 2013

to the

Prospectus

Dated May 1, 2013

Effective August 1, 2013, the Prospectus is amended, as follows:

1)             The following sentence is added to the fourth full paragraph on page 49, in the subsection of the Prospectus titled “Principal Investment Strategies” in the section captioned “Pax World Global Environmental Markets Fund:”

In addition, the Fund strives to be fossil fuel-free (avoiding investing in companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels) and carbon neutral (through carbon offsets acquired by the Adviser and other measures), as determined by an independent evaluator.

The next paragraph, which begins on page 49 and carries over to page 50, is deleted in its entirety and replaced with the following:

The Global Environmental Markets Fund avoids investing in companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels (coal, oil and gas), in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

2)             On page 68, the two paragraphs under the subsection titled “Sustainable Investing” in the section captioned “Pax World Global Environmental Markets Fund” are deleted in their entirety and replaced with the following:

The Global Environmental Markets Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards, with a particular emphasis on environmental markets. The Global Environmental Markets Fund avoids investing in companies that its investment adviser determines are significantly involved the extraction and/or refining of fossil fuels (coal, oil and gas) (“fossil fuel companies”), in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see “Sustainable Investing” below.

The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and societies improve their environmental performance. In this regard, the Fund invests in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. The Fund avoids investing in companies with significant environmental problems or worsening environmental profiles, and applies avoidance criteria on environmental issues identical to those of the other Pax World Funds.  The Fund also avoids investing in fossil fuel companies and strives to be carbon neutral through carbon offsets and other measures.

3)             The following sentence is added to the sixth paragraph in the section of the Prospectus titled “Sustainable Investing:”

The Fund strives to be fossil fuel-free and carbon neutral.